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                                                                   EXHIBIT 10.45

                                PROMISSORY NOTE

                                LOAN TERMS TABLE

LENDER: KeyBank National Association, a national banking association, its successors and assigns
LOAN NO.: 10017019
LENDER'S ADDRESS: 911 Main Street, Suite #1500, Kansas City, Missouri 64105 LENDER'S FACSIMILE NO.: (816) 221-8848
BORROWER: Ramco/Coral Creek, LLC, a Michigan limited liability company BORROWER'S ADDRESS: c/o Ramco-Gershenson Properties Trust, 27600 Northwestern
                    Highway, Suite 200, Southfield, Michigan 48034
BORROWER'S FACSIMILE NO.: (248) 350-9925
BORROWER'S TAX IDENTIFICATION NUMBER: 75-3060305
PROPERTY: Real property located at N. State Route 7 & Johnson Road, Pompano
          Beach, Florida 33073 in Broward County, Florida and certain personal property described in the Security Instrument
NOTE DATE: June __, 2002
ORIGINAL PRINCIPAL AMOUNT: $10,272,000.00
ANTICIPATED REPAYMENT DATE: July 1, 2012
MATURITY DATE: July 1, 2032
INTEREST RATE: See Section 25.1
INITIAL INTEREST PAYMENT PER DIEM: $1,934.56
MONTHLY PAYMENT: $66,828.97
MONTHLY PAYMENT DATE: August 1, 2002 and on the first day of each successive month thereafter
FINANCIAL STATEMENT REPORTING DEPOSIT: $428.00


         1. LOAN AMOUNT AND RATE. FOR VALUE RECEIVED. Borrower promises to pay to the order of Lender, the Original Principal Amount (or so much thereof as is outstanding from time to time, which is referred to herein as the "OUTSTANDING PRINCIPAL BALANCE" or "OPB"), with interest on the unpaid OPB from the date of disbursement of the Loan (as hereinafter defined) evidenced by this Promissory Note ("NOTE") at the Interest Rate. Interest shall be calculated based on the daily rate which is produced assuming a three hundred sixty (360) day year multiplied by the actual number of days elapsed. The loan evidenced by this Note will sometimes hereinafter be called the "LOAN". The above Loan Terms Table (hereinafter referred to as the "TABLE") is a part of the Note and all terms used in this Note that are defined in the Table shall have the meanings set forth herein.

         2. PRINCIPAL AND INTEREST PAYMENTS. Payments of principal and interest shall be made as follows:

         (a) An interest payment on the date of disbursement of the Loan proceeds in an amount calculated by multiplying the Initial Interest Payment Per Diem by the number of days from (and including) the date of the disbursement of the Loan proceeds through the last day of the calender month in which the disbursement was made;
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         (b) A Monthly Payment on each Monthly Payment Date until the Maturity
Date, each of such payments to be applied: (i) to the payment of interest computed at the Interest Rate; and (ii) the balance applied toward the reduction of the principal balance of the Loan; and

         (c) If not sooner paid, the balance of the principal amount of the Loan, all unpaid interest thereon, and all other amounts owed to Lender pursuant to this Note or any other Loan Document (as hereinafter defined) or otherwise in connection with the Loan or the security for the Loan shall be due and payable on the Maturity Date.

         3. SECURITY FOR NOTE. This Note is secured by a first deed of trust, mortgage, or deed to secure debt (which is herein called the "SECURITY INSTRUMENT") encumbering the Property. This Note, the Security Instrument, and all other documents and instruments evidencing and/or securing this Note whether now or hereafter executed by Borrower or others in connection with or related to the Loan, including any assignments of leases and rents, other assignments, security agreements, financing statements, guaranties, indemnity agreements (including environmental indemnity agreements), letters of credit, or completion/repair, debt service, tenant finish/leasing commissions, earn-out or other escrow/holdback or similar agreements or arrangements, together with all amendments, modifications, substitutions or replacements thereof, are sometimes herein collectively referred to as the "LOAN DOCUMENTS" or individually as a "LOAN DOCUMENT". All amounts that are now or in the future become due and payable under this Note, the Security Instrument, or any other Loan Document, including any Prepayment Consideration (as hereinafter defined) and all applicable expenses, costs, charges, and fees will referred to herein as the "DEBT." The remedies of Lender as provided in this Note, any other Loan Document, or under applicable law shall be cumulative and concurrent, may be pursued singularly, successively, or together at the sole discretion of Lender, and may be exercised as often as an occasion shall occur. The failure to exercise any right or remedy shall not be construed as a waiver or release of the right or remedy respecting the same or any subsequent default.

         4. FINANCIAL STATEMENT REPORTING DEPOSIT; REBATE OF DEPOSIT. In addition to and concurrently with each Monthly Payment, Borrower shall also pay to Lender a constant monthly amount equal to the Financial Statement Reporting Deposit. On the first day of the fourteenth (14th) month following the date of the initial disbursement of funds under this Note (the "DISBURSEMENT DATE"), and on an annual basis thereafter during the term of this Note, Lender shall remit to Borrower a portion of the Financial Statement Reporting Deposit then held by Lender in an amount equal to the aggregate amount of the Financial Statement Reporting Deposit actually received by Lender during the twelve (12) month period ending upon the immediately prior annual anniversary of the Disbursement Date (the "ANNUAL COMPLIANCE PERIOD") provided that no Event of Default (as hereinafter defined), including any failure by Borrower to strictly comply with the financial reporting requirements set forth in the Security Instrument, is currently existing or has occurred in the Annual Compliance Period.

         5. PAYMENTS. All amounts payable hereunder shall be payable in lawful money of the United States of America to Lender at Lender's Address or such other place as the holder hereof may designate in writing. Each payment made hereunder shall be made in immediately available funds and must state the Borrower's Loan Number. If any payment of principal or interest on this Note is due on a day other than a Business Day (as hereinafter defined), such
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payment shall be made on the next succeeding Business Day, and such extension of time shall be included in computing interest in connection with such payment.
Any payment on this Note received after 2:00 o'clock p.m. (CST or other applicable current time in Kansas City, Missouri) shall be deemed to have been made on the next succeeding Business Day. All amounts due under this Note shall be payable without set off, counterclaim, or any other deduction whatsoever. All payments from Borrower to Lender following the occurrence of an Event of Default shall be applied in such order and manner as Lender elects in its sole discretion in reduction of costs, expenses, charges, disbursements and fees payable by Borrower hereunder or under any other Loan Document in reduction of interest due on unpaid principal, or in of principal. Lender may, without notice to Borrower or any other person, accept one or more partial payments of any sums due or past due hereunder from time to time while an uncured Event of Default exists hereunder, after Lender accelerates the indebtedness evidenced hereby, and/or after Lender commences enforcement of its remedies under any Loan
Document or applicable law, without thereby waiving any Event of Default, rescinding any acceleration, or waiving, delaying, or forbearing in the pursuit of any remedies under the Loan Documents. Lender may endorse and deposit any check or other instrument tendered in connection with such a partial payment without thereby giving effect to or being bound by any language purporting to make acceptance of such instrument an accord and satisfaction of the indebtedness evidenced hereby. As used herein, the term "Business Day" shall mean a day upon which commercial banks are not authorized or required by law to close in Kansas City, Missouri.

         6. LATE CHARGE. If any sum payable under this Note or any other Loan Document is not received by Lender by close of business on the fifth (5th) day after the date on which it was due, Borrower shall pay to Lender an amount (the "LATE CHARGE") equal to the lesser of (a) five percent (5%) of the full amount of such sum or (b) the maximum amount permitted by applicable law in order to help defray the expenses incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. Any such Late Charge shall be secured by the Security Instrument and other Loan Documents. The collection of any Late Charge shall be in addition to, and shall not constitute a waiver of or limitation of, a default or Event of Default hereunder or a waiver of or limitation of any other rights or remedies that Lender may be entitled to under any Loan Document or applicable law.

         7. DEFAULT RATE. Upon the occurrence of an Event of Default (including the failure of Borrower to make full payment on the Maturity Date), Lender shall be entitled to receive and Borrower shall pay interest on the outstanding Principal Balance at the rate of five percent (5%) per annum above the Interest Rate ("DEFAULT RATE") but in no event greater than the maximum rate permitted by applicable law. Interest shall accrue and be payable at the Default Rate from the occurrence of an Event of Default until all Events of Default have been fully cured. Such accrued interest shall be added to the Outstanding Principal Balance, and interest shall accrue thereon at the Default Rate until fully paid. Such accrued interest shall be secured by the Security Instrument and other Loan Documents. Borrower agrees that Lender's right to collect interest at the Default Rate is given for the purpose of compensating Lender at reasonable amounts for Lender's added costs and expenses that occur as a result of Borrower's default and that are difficult to predict in amount, such as increased general overhead, concentration of management resources on problem loans, and increased cost of funds. Lender and Borrower agree that Lender's collection of interest at the Default Rate is not a fine or penalty, but is




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intended to be and shall be deemed to be reasonable compensation to Lender for increased costs and expenses that Lender will incur if there occurs an Event of Default hereunder. Collection of interest at the Default Rate shall not be construed as an agreement or privilege to extend the Maturity Date or to limit or impair any rights and remedies of Lender under any Loan Documents. If judgment is entered on this Note, interest shall continue to accrue post-judgment at the greater of (a) the Default Rate or (b) the applicable statutory judgment rate.

        8. ENFORCEMENT AND DEFENSE EXPENSES. Borrower shall pay on demand, in addition to the principal and interest due hereunder, all expenses of protecting the security for this Note and all expenses incurred or paid by Lender in connection with or relating to the Loan Documents and the enforcement thereof, including costs and expenses incurred or paid in protecting Lender or its related to or arising out of any lawsuit or proceeding brought by or against Lender in any court or other forum, including actions or proceedings brought by or on behalf of Borrower's bankruptcy estate or any guarantor or indemnitor) or in connection with the collection of any amounts payable hereunder or in enforcing Lender's rights under the Security Instrument and the other Loan Documents with respect to the Property, whether or not any legal proceeding is commenced hereunder or thereunder and whether or not any default or Event of Default shall have occurred and is continuing, together with interest thereon at the Default Rate from the date paid or incurred by Lender until such expenses are paid by Borrower. Such costs and expenses shall include costs for title insurance searches and endorsements, retention of collection agents, court costs and litigation expenses in connection with any proceedings of any nature, including appellate and bankruptcy proceedings, and all reasonable attorneys' fees and expenses, whether incurred as part of or separately from any formal legal proceedings.

          9. PREPAYMENT; DEFEASANCE.

         (a) RESTRICTIONS. Voluntary prepayment of this Note is prohibited except during the last ninety (90) days of the term when prepayment may be made in whole, but not in part, without payment of any premium or penalty, on any Monthly Payment Date.

         (b) DEFEASANCE.

             (i) Provided that as of the Release Date (as hereinafter defined) the Debt has not been accelerated, no Event of Default exists, and no event has occurred that with the passage of time, giving of notice, or modification or termination of the automatic stay of Section 362 of the United States Bankruptcy Code may become an Event of Default ("DEFAULT"), Borrower may cause the release of the Property from the lien of the Security Instrument and the other Loan Documents ("DEFEASANCE") on any Monthly Payment Date following the date which is two (2) years and fifteen (15) days after the "startup day" within the meaning of Section 860G(a)(9) of the Internal Revenue Code of 1986, as amended (together with any successor statute and the related Treasury Department Regulations including temporary regulations, the "CODE") of any "real estate mortgage investment conduit" within the meaning of Section 860D of the Code ("REMIC") that holds this Note upon Borrower's satisfaction of the following conditions:

                  (A) Borrower shall provide Lender not less than thirty (30) days prior written notice specifying a Monthly Payment Date (such Date, or any extended date upon which
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Borrower and Lender may mutually agree is referred to herein as the "RELEASE
DATE") on which the Defeasance Collateral (as hereinafter defined) is to be delivered;

         (B) On the Release Date Borrower shall pay in full all accrued and unpaid interest and all other sums due under this Note and under the other Loan Documents up to the Release Date, including all costs and expenses including attorneys' fees incurred by Lender or is servicers or other agent(s) or to or on behalf of any rating agencies in connection with such release and related transactions (including the review of the proposed Defeasance Collateral and the preparation of the Defeasance Security Agreement (as hereinafter defined) and related documentation) together with a defeasance processing fee in an amount equal to one-half of one percent (0.5%) of the then Outstanding Principal Balance but in no event less than (A) $10,000 or greater than (B) $20,000; and

         (C) Borrower shall deliver the following, all of which must be satisfactory to Lender in its sole discretion, at or prior to the release of the Property and substitution of the Defeasance Collateral:

             (1) Direct, non-callable and non-redeemable securities evidencing an obligation to pay principal and interest in a full and timely manner that are direct obligations of the Untied States of America for the payment of which its full faith and credit is pledged (the "DEFEASANCE COLLATERAL") in amounts sufficient to pay all scheduled principal and interest payments required under this Note, which securities provide for payments prior, but as close as possible, to the Business Day prior to each successive Monthly Payment Date occurring after the Release Date, with each such payment being equal to or greater than the amount of the corresponding Monthly Payment required to be made hereunder for the balance of the term hereof plus the amount required to be paid on the Maturity Date (the "SCHEDULED DEFEASANCE PAYMENTS"), each of which shall be duly endorsed by the holder thereof as directed by Lender or accompanied by a written instrument of transfer in form and substance satisfactory to Lender in its sole discretion (including such instruments as may be required by the depository institution or other entity holding such securities or the issuer thereof, as the case may be, to effectuate book-entry transfers and pledges through the book-entry facilities of such institution) in order to perfect upon the delivery of the Defeasance Security Agreement (as hereinafter defined) a valid, first priority lien and security interest therein in favor of Lender in conformity with all applicable state and federal laws governing granting of such security interest;

             (2) any and all agreements, certificates, opinions, documents or instruments required by Lender in its sole discretion in connection with the Defeasance including (a) a pledge and security agreement, in form and substance satisfactory to Lender in its sole discretion, creating a first priority security interest in favor of Lender in the Defeasance Collateral (the "DEFEASANCE SECURITY AGREEMENT"), and (b) any and all agreements, certificates, opinions, documents, or instruments required by Lender in its sole discretion that affect or relate in any way to the maintenance by any REMIC that holds this Note of its qualification and status for tax purposes as a REMIC;
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             (3)  a certificate of Borrower certifying that (a) all of the requirements set forth in the Section 9(b) have been satisfied, (b) the transactions that are being carried out pursuant to this section 9(b) (including specifically the release of the lien of the Security Instrument) are being effected to facilitate the disposition of the Property or any other customary commercial transaction and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages, and (c) the amounts of the Defeasance Collateral comply with all the requirements of this section including the requirement that the Defeasance Collateral shall generate monthly amounts equal to or greater than the Scheduled Defeasance Payments required to be paid under this Note through the Maturity Date;

             (4) an opinion of counsel for Borrower, delivered by counsel acceptable to Lender in its sole discretion, stating, among other things but without substantive qualification, that (a) Lender has a valid, duly perfected, first priority security interest in the Defeasance Collateral and that the Defeasance Security Agreement is enforceable against Borrower in accordance with its terms, (b) neither the Defeasance nor any other transaction that occurs pursuant to the provisions of this Section 9(b) has caused or will cause the Loan (including for this purpose of the Loan Documents) to cease to be a "qualified mortgage" within the meaning of Section 860G of the Code, either under the provisions of Treasury Regulation Sections 1.860G-2(a)(8) or 1.860G-2(b) (as such regulations may be amended or superseded from time to time) or under any other provision of the Code or otherwise, and (c) the tax qualification and status of any REMIC or any other entity that holds this Note will not be adversely impaired or affected as a result of the Defeasance and/or any other transaction that occurs pursuant to the provisions of this Section 9(b);

             (5) a certificate and opinion delivered by an independent certified public accounting firm acceptable to Lender in its sole discretion (a) certifying that the amounts of the Defeasance Collateral comply with all the requirements of this Section including the requirement that the Defeasance Collateral shall generate monthly amounts equal to or greater than the Scheduled Defeasance Payments required to be paid under this Note through the Maturity Date; and (b) setting forth the change in the yield of the Loan that results from the Defeasance and any other transactions that occur pursuant to the provisions of this Section 9(b), including supporting computations which shall be made in a manner that is consistent with the provisions of Treasury Regulation Sections 1.1001-3(e)(1) and (2), and opining that such change has not constituted or caused and will not constitute or cause a significant modification of the Loan (including for this purpose the Loan Documents) under such provisions of the regulations;

             (6) written confirmation from the rating agencies that have rated any of the securities issued by any REMIC that holds this Note to the effect that the Defeasance will not result in a downgrading, withdrawal or qualification of the respective ratings in effect immediately prior to such Defeasance for any rated securities then outstanding, and if required by any rating agency or Lender, a non-consolidation opinion with respect to the Defeasance Obligor (as hereinafter defined) in form and substance satisfactory to Lender and such rating agency; and


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             (7)  Borrower shall (unless otherwise agreed to in writing by
         Lender in its sole discretion), at Borrower's sole expense, assign all of its obligations under this Note, together with the Defeasance Collateral, to a successor entity ("DEFEASANCE OBLIGOR") designated by Lender in its sole discretion (including to an entity that is owned and/or controlled by Lender) that is a single purpose, bankruptcy remote entity as determined by Lender in its sole discretion. The Defeasance Obligor shall execute an assumption agreement pursuant to which it shall assume Borrower's obligations under this Note, the Loan Documents, and the Defeasance Security Agreement. As conditions to such assignment and assumption, Borrower shall (a) deliver to Lender an opinion of counsel delivered by counsel acceptable to Lender in its sole discretion stating, among other things, that such assumption agreement has been duly authorized and is enforceable against Borrower and the Defeasance Obligor in accordance with its terms, that the Note, the Defeasance Security Agreement and the other Loan Documents, as so assumed, have been duly authorized and are enforceable against the Defeasance Obligor in accordance with their respective terms, and that the delivery of the Defeasance Collateral to the Defeasance Obligor does not constitute a fraudulent transfer, preferential payment, or other voidable transfer under applicable bankruptcy law and (b) pay all costs and expenses including attorneys' fees incurred by Lender or its servicer or other agent(s) in connection with such assignment and assumption (including the review of the proposed transferee and the preparation of the assumption agreement and related documentation). Upon such assumption, Borrower shall be relieved of its obligations under this Note, the Defeasance Security Agreement and the other Loan Documents, other than those obligations which are specifically intended to survive the payment of this Note and the termination, satisfaction or assignment of this Note, the Defeasance Security Agreement or the other Loan Documents to the exercise of Lender's rights and remedies under any of such documents and instruments.

                  (ii) Upon compliance with the requirements of this Section, Lender shall release the Property from the lien of the Security Instrument and the other Loan Documents, and the Defeasance Collateral shall constitute collateral which shall secure this Note and all other obligations under the Loan Documents. Lender will, at Borrower's expense, execute and deliver any agreements reasonably requested by Borrower to release the lien of the security Instrument from the Property. Borrower, pursuant to the Defeasance Security Agreement, shall authorize and direct that the payments received from Defeasance Collateral be made directly to Lender and applied to satisfy the obligations to Borrower under this Note.

                  (iii) Upon the release of the Property in accordance with this Section 9(b), Borrower shall have no further right to prepay this Note. Borrower shall pay any revenue, documentary stamp or intangible taxes or any other tax or charge due in connection with the transfer of this Note or otherwise required to accomplish the agreements of this Section.

                  (iv) If any notice of defeasance is given pursuant to Section 9(b)(i)(A), Borrower shall be required to defease the Loan on the Release Date (unless such notice is revoked by Borrower prior to the Release Date in which event Borrower shall immediately reimburse Lender for any and all reasonable costs and expenses incurred by Lender in connection with Borrower's giving of such notice and revocation).


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                  (v)  At Borrower's request, Lender may agree in its sole
discretion that Lender or its servicer or other agent, acting on Borrower's behalf as Borrower's agent and attorney-in-fact, shall purchase the Defeasance Collateral that Borrower is required to deliver the Lender pursuant to Section 9(b)(i)(C)(1). If such and agreement is made then Borrower shall deposit with Lender or Lender's servicer or other agent, as directed by Lender or Lender's agent(s), on or prior to the Release Date a sum money sufficient to purchase the Defeasance Collateral. By making such deposit Borrower shall thereby appoint Lender or Lender's servicer or other agent as Borrower's agent and attorney-in-fact, with full power of substitution, for the purpose of purchasing the Defeasance Collateral with the funds so provided and delivering the Defeasance Collateral to Lender pursuant to Section 9(b)(i)(C)(1).

                  (vi) Notwithstanding any release of the Security Instrument or any Defeasance hereunder, the Defeasance Obligor shall be bound by and obligated under Section 3.1 (Payment of Debt), 7.2 (Further Acts Etc.), 7.4(a) (Estoppel Certificates), 11.2 (Application of Proceeds), 11.7 (Other Rights Etc.), and 14.2 (Marshalling and Other Matters) and Article 13 (Indemnification) of the Security Instrument; provided, however, that all references therein to "PROPERTY" or "PERSONAL PROPERTY" shall be deemed to refer only to the Defeasance Collateral delivered to Lender.

         (c) DEFAULT PREPAYMENT. If a Default Prepayment (as hereinafter defined) occurs, such Default Prepayment shall be deemed to be a voluntary prepayment under this Note and in such case the applicable Prepayment Consideration (as hereinafter defined) shall be due and payable to Lender in connection with such Default Prepayments. The Prepayment Consideration shall be secured by all security and collateral for the Loan and shall be added to the Outstanding Principal Balance for all purposes including accrual of interest, judgment on the Note, foreclosure (whether through power of sale, judicial proceeding, or otherwise), redemption, and bankruptcy (including pursuant to
Section 506 to the United States Bankruptcy Code). The term "DEFAULT PREPAYMENT" shall mean a prepayment of any portion of the principal amount of this Note made after occurrence of a Default or Event of Default under any circumstances including a prepayment in connection with reinstatement of the Security Instrument provided by statute under foreclosure proceedings or exercise of power of sale, any statutory right of redemption exercised by Borrower or any other party having a statutory right to redeem or prevent foreclosure or power of sale, any sale in foreclosure or under exercise of a power of sale or otherwise (including pursuant to a credit bid made by Lender in connection with such sale), or any other collection action by Lender. Classification and treatment of Lender's claim pursuant to a plan of reorganization in bankruptcy shall also be deemed to be a Default Prepayment hereunder. The "PREPAYMENT CONSIDERATION" (as the term is used in this Note) shall mean the present value, as of the date of the occurrence of the Default, of the remaining scheduled payments of principal and interest from the date of the occurrence of the Default through the Maturity Date (including any balloon payment), which shall be determined by discounting such payments at the Discount Rate (hereinafter defined) less the amount of principal being prepaid. The term "DISCOUNT RATE" shall mean the rate that, when compounded monthly, is equivalent to the Treasury Rate (hereinafter defined) when compounded semi-annually. The term "TREASURY RATE" shall mean the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Government Securities/Treasury Constant Maturities for the week ending prior to the Prepayment Date, of U.S. Treasury constant maturities with maturity dates (one longer and one


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shorter) most nearly approximating the Maturity Date. (If Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate.)

         10. MAXIMUM RATE PERMITTED BY LAW. All agreements in this Note and all other Loan Documents are expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount agreed to be paid hereunder for the use, forbearance, or detention of money exceed the highest lawful rate permitted under applicable usury laws. If, from any circumstance whatsoever, fulfillment of any provision of this Note or any other Loan Document at the time performance of such provision shall be due shall involve exceeding any usury limit prescribed by law that a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligations to be fulfilled shall be reduced to allow compliance with such limit, and if, from any circumstance whatsoever, Lender shall ever receive as interest an amount that would exceed the highest lawful rate, the receipt of such excess shall be deemed a mistake and shall be cancelled automatically or, if theretofore paid, such excess shall be credited against the principal amount of the indebtedness evidenced hereby to which the same may lawfully be credited, and any portion of such excess not capable of being so credited shall refunded immediately to Borrower.

         11. EVENTS OF DEFAULT; ACCELERATION OF AMOUNT DUE. Lender may in its sole discretion, without notice to Borrower, declare the entire Debt, including the principal balance of the Loan, all accrued interest, and all costs, expenses, charges and fees payable under any Loan Document, together with any applicable Prepayment Consideration, immediately due and payable, and Lender shall have all remedies available to it at law or equity for collection of the amounts due, if any of the following (the "EVENTS OF DEFAULT") occurs:

                  (a) Borrower fails to make full and punctual payment of any Monthly Payment or any other amount payable on a monthly basis under this Note, the Security Instrument or any other Loan Document within five (5) days of the date on which such payment was due; or

                  (b) Borrower fails to make full payment of the Debt when due, whether on the Maturity Date, upon acceleration or prepayment, or otherwise; or

                  (c) Borrower fails to make full and punctual payment of any Late Charges, costs and expenses due hereunder, or any other sum of money required to be paid to Lender under this Note, the Security Instrument or under any other Loan Document (other than any payment described in subclauses(a) and (b) immediately above), which failure is not cured on or before the fifth (5th) day after Lender's written notice to Borrower that such payment is required.

                  (d) an Event of Default occurs under the Security Instrument or any other Loan Document.

         12. TIME OF ESSENCE. Time is of the essence with regard to each provision contained in this Note.

         13. TRANSFER AND ASSIGNMENT. This Note may be freely transferred and assigned by Lender. Borrower's right to transfer its rights and obligations with respect to the Debt, and to be released from liability under this Note, shall be governed by the Security Instrument.

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
         14. AUTHORITY OF PERSONS EXECUTING NOTE. Borrower warrants and represents that the persons or officers who are executing this Note and the other Loan Documents on behalf of Borrower have full right, power and authority to do so, and that this Note and the other Loan Documents constitute valid and binding documents, enforceable against Borrower in accordance with their terms, and that no other person, entity, or party is required to sign, approve, or consent to, this Note.

         15. SEVERABILITY. The terms of this Note are severable, and should any provision be declared by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall, at the option of Lender, remain in full force and effect and shall in no way, be impaired.

         16. BORROWER'S WAIVERS. Borrower and all others liable hereon hereby waive presentation for payment, demand, notice of dishonor, protest, and notice of protest, notice of intent to accelerate, and notice of acceleration, stay of execution and all other suretyship defenses to payment generally. No release of any security held for the payment of this Note, or extension of any time periods for any payments due hereunder, or release of collateral that may be granted by Lender from time to time, and no alteration, amendment or waiver of any provision of this Note or of any of the other Loan Documents, shall modify, waive, extend, change, discharge, terminate or affect the liability of Borrower and any others that may at any time be liable for the payment of this Note or the performance of any covenants contained in any of the Loan Documents.

         17. GOVERNING LAW. This Note shall be governed and construed generally according to the laws of the jurisdiction in which the real property collateral for this Note is located without regard to the conflicts of law provisions thereof ("GOVERNING STATE").

         18. JURISDICTION AND VENUE. BORROWER HEREBY CONSENTS TO PERSONAL JURISDICTION IN THE GOVERNING STATE. VENUE OF ANY ACTION BROUGHT TO ENFORCE THIS NOTE OR ANY OTHER LOAN DOCUMENT OR ANY ACTION RELATING TO THE LOAN OR THE DEBT OR THE RELATIONSHIPS CREATED BY OR UNDER THE LOAN DOCUMENTS ("ACTION") SHALL, AT THE ELECTION OF LENDER, BE IN (AND IF ANY ACTION IS ORIGINALLY BROUGHT IN ANOTHER VENUE, THE ACTION SHALL AT THE ELECTION OF LENDER BE TRANSFERRED TO) A STATE OR FEDERAL COURT OF APPROPRIATE JURISDICTION LOCATED IN THE GOVERNING STATE. BORROWER HEREBY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF THE STATE COURTS OF THE GOVERNING STATE AND OF FEDERAL COURTS LOCATED IN THE GOVERNING STATE IN CONNECTION WITH ANY ACTION AND HEREBY WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN SUCH STATE FOR PURPOSES OF ANY ACTION. Borrower herby waives and agrees not to assert, as a defense to any Action or a motion to transfer venue of any Action, (i) any claim that it is not subject to such jurisdiction, (ii) any claim that any Action may not be brought against it or is not maintainable in those courts or that this Note or any of the other Loan Documents may not be enforced in or by those courts, or that it is exempt or immune from execution,
(iii) that the Action is brought in an inconvenient forum, or (iv) that the venue for the Action is in any way improper.

         19. NOTICES. Any notice required or permitted to be given hereunder must be in writing and given (a) by depositing same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested; (b) by delivering the same in person to such party; (c) by transmitting a facsimile copy to the correct facsimile phone number of the intended recipient (with a second copy sent by registered or certified regular mail); or (d) by depositing the same into the custody of a nationally recognized overnight delivery service addressed to the party to be notified. In the event of mailing, notices shall be deemed effective three (3) days after posting; in the event of overnight delivery, notices shall be deemed effective on the next Business Day following deposit with the delivery service; in the event of personal service or facsimile transmissions, notices shall be deemed effective when delivered. For purposes of notice, the addresses of the parties shall be as set forth in the Table. From time to time either party may designate another address than the address set forth for all purposes of this Note by giving the other party no less than ten (10) days advance notice of such change of address in accordance with the notice provisions hereof.

         20. AVOIDANCE OF DEBT PAYMENTS. To the extent that any payment to Lender and/or any payment or proceeds of any collateral received by Lender in reduction of the Debt is subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, to Borrower (or Borrower's successor) as a debtor in possession, or to a receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then the portion of the Debt intended to have been satisfied by such payment or proceeds shall remain due and payable hereunder, be evidenced by this Note, and shall continue in full force and effect as if such payment or proceeds had never been received by Lender whether or not this Note has been marked "paid" or otherwise cancelled or satisfied and/or has been delivered to Borrower, and in such event Borrower shall be immediately obligated to return the original Note to Lender and any marking of "paid" or other similar marking shall be of no force and effect.

         21. NONRECOURSE.

                  (a) Subject to the provisions of subsections (b) and (c) of this Section 21, Lender shall not be entitled to recover any deficiency judgment against Borrower or any general partner (if any) of Borrower on this Note, provided, however, the foregoing shall not be interpreted to: (i) impair or affect the right of Lender to enforce any of its rights or remedies (other than any right to a deficiency judgment) provided for in any of the Loan Documents or under applicable law in full accordance with the terms thereof including but not limited to the right of Lender to name Borrower or any general partner of Borrower as a party defendant in any action or suit for specific performance, foreclosure, or sale (or similar remedy) under the Security Instrument, or any other Loan Document; (ii) impair or affect the validity or enforceability of any guaranty, indemnity agreement (including but not limited to any environmental indemnity agreement), letter of credit, or other similar third party agreement or undertaking made in connection with this Note, the Security Instrument, or any other Loan Document; (iii) impair or affect Lender's right to offset any and all amounts outstanding under any of the Loan Documents against any claim or amount that may be asserted against Lender by Borrower or any partners, members, shareholders, or other owners of legal or beneficial interests in Borrower; or
(iv) affect the validity or enforceability of or impair the right of Lender to bring suit and obtain specific performance or personal, recourse judgment to enforce the liability of

Borrower or any other person or entity to the extent of, and Borrower hereby agrees to be personally liable for, any loss, damage, cost, expense, liability, or claim incurred by or made against Lender (including all attorneys' fees and expenses and other collection and litigation expenses) arising out of or in connection with any of the following:

                  (A) Borrower or any affiliate, agent, or employee of Borrower misappropriates any rents or other Property income or collateral proceeds including but not limited to insurance or condemnation proceeds or awards;

                  (B) Borrower or any affiliate, agent, or employee of Borrower fails to apply or pay over any tenant security deposits or other refundable deposits in accordance with the terms of the applicable lease or other agreement or the Security Instrument or any other Loan Document;

                  (C) Borrower or any affiliate, agent, or employee of Borrower receives rents or other payments from tenants more than one month in advance and fails to apply them accordance with the Loan Documents;

                  (D) following the occurrence of an Event of Default, Borrower or any affiliate, agent, or employee of Borrower (including Borrower in its capacity as a debtor or debtor in possession in a bankruptcy proceeding) fails either to apply rents or other Property income, whether collected before or after such Event of Default, to the ordinary, customary, and necessary expenses of operating the Property or, upon demand, to deliver such rents or other Property income to Lender;

                  (E) waste is committed on the Property during a period while Borrower or any affiliate, agent, or employee of Borrower is in possession thereof ("waste" meaning the diminution in the Property's value resulting from Borrower's negligent or willful failure to manage, maintain, repair and otherwise operate the Property in a commercially reasonable manner);

                  (F) any damage to the Property or the Lender is caused as a result of the intentional misconduct or gross negligence of Borrower or any affiliate, agent, or employee of Borrower;

                  (G) any Property is removed in violation of the terms of the Loan Documents;

                  (H) Borrower fails, in accordance with the terms of the Loan Documents, to maintain insurance or to pay taxes, assessments, or other liens or claims that could create liens affecting the Property (unless Lender is escrowing funds therefor and fails to make such payments or has taken possession of the Property following an Event of Default, has received all rents from the Property applicable to the period for which such insurance, taxes or other items are due, and thereafter fails to make such payments);

                  (I) there is any fraud or material misrepresentation by Borrower or any of its affiliates, and guarantor, any indemnitor or any agent, employee, or other person with actual or apparent authority to make statements or representations on behalf of Borrower, any affiliate of Borrower, or any guarantor or indemnitor ("apparent authority" meaning such authority as the principal knowingly or negligently permits the agent to assume, or which he holds the agent out as possessing); or

             (J) Borrower fails, following an Event of Default, to deliver to Lender on demand all security deposits, books and records relating to the Property and in the possession or control of Borrower or any affiliate, agent, or employee of Borrower.

         (b) Notwithstanding anything to the contrary in the provisions of subsection (a) of this Section, Borrower and any general partner of Borrower shall be personally liable for the Debt if the Property or any part thereof shall at any time hereafter become property of the estate, or an asset in a bankruptcy, insolvency, receivership, liquidation, winding up, or other similar type of proceeding or if Borrower shall at any time hereafter make a general assignment for the benefits of its creditors.

         (c) Nothing herein shall be deemed to constitute a waiver by Lender of any right Lender may have under Sections 506(a), 506(b), 1111(b) or any other provision of the United States Bankruptcy Code to file a claim for the full amount of the Debt (as defined in the Security Instrument) or to require that all collateral shall continue to secure all of the Debt.

         22. MISCELLANEOUS. Neither this Note nor any of the terms hereof, including but not limited to the provisions of this Section, may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing executed by the party against which enforcement of the termination, amendment, supplement, waiver or modification is sought, and the parties hereby:
(a) expressly agree that it shall not be reasonable for any of them to rely on any alleged, non-written amendment to this Note; and (c) expressly agree that it shall be beyond the scope of authority (apparent or otherwise) for any of their respective agents to agree to any non-written modification of this Note. If Borrower consists of more than one person or entity, then the obligations and liabilities of each person or entity shall be joint and several. As used in this Note, (i) the terms "include," "including" and similar terms shall be construed as if followed by the phrase "without being limited to," (ii) words of masculine, feminine, or neuter gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural number, and vice versa, (iii) all captions to the Sections hereof are used for convenience and reference only and in no way define, limit or describe the scope or intent of, or in any way affect, this Note, (iv) no inference in favor of, or against, Lender or Borrower shall be drawn from the fact that such party has drafted any portion hereof any other Loan Document, and (v) the words "Lender" and "Borrower" shall include their respective successors, assigns, heirs, personal representatives, executors and administrators. In the event of a conflict between or among the terms, covenants, conditions or provisions of the Loan Documents, the term(s), covenant(s), condition(s) and/or provision(s) that Lender may elect to enforce from time to time so as to enlarge the interest of Lender in its security, afford Lender the maximum financial benefits or security for the Debt, and/or provide Lender the maximum assurance of payment of Debt in full shall control. BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS BEEN PROVIDED WITH SUFFICIENT AND NECESSARY TIME AND OPPORTUNITY TO REVIEW THE TERMS OF THIS

         NOTE, THE SECURITY INSTRUMENT, AND EACH OF THE LOAN DOCUMENTS, WITH ANY AND ALL COUNSEL IT DEEMS APPROPRIATE, AND THAT NO INFERENCE IN FAVOR OF, OR AGAINST, LENDER OR BORROWER SHALL BE DRAWN FROM THE FACT THAT EITHER SUCH PARTY HAS DRAFTED ANY PORTION HEREOF, OR THE SECURITY INSTRUMENT, OR ANY OF THE LOAN DOCUMENTS.

                  23. [INTENTIONALLY OMITTED].

                  24. LOCAL LAW PROVISIONS. In the event of any inconsistencies between the terms and conditions of this Section and any other terms and conditions of this Note (other than the terms and conditions of Section 25), the terms and conditions of this Section shall be binding.

                  24.1 WAIVER OF COUNTERCLAIM AND JURY TRIAL. BORROWER HEREBY KNOWINGLY WAIVES THE RIGHT TO ASSERT ANY COUNTERCLAIM, OTHER THAN A COMPULSORY COUNTERCLAIM, IN ANY ACTION OR PROCEEDING BROUGHT AGAINST BORROWER BY LENDER OR ITS AGENTS. ADDITIONALLY, BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THE LOAN OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THE LOAN, THIS NOTE, THE SECURITY INSTRUMENT, OR ANY OTHER LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN), OR ACTION OF BORROWER OR LENDER. THIS PROVISION IS MATERIAL INDUCEMENT FOR LENDER'S MAKING OF THE LOAN.

                  24.2 DOCUMENTARY STAMP TAX AND INTANGIBLE TAX. All documentary stamp tax required pursuant to Chapter 201, Florida Statutes, and intangible tax required pursuant to Chapter 199, Florida Statutes, are being paid in connection with the recording of Security Instrument in the Public Records of Broward County, Florida.

                  25. ADDITIONAL PROVISIONS. In the event of any inconsistencies between the terms and conditions of this Section and any other terms and conditions of this Note, the terms and conditions of this Section shall be binding.

                      25.1 INTEREST RATE. From the date disbursement of the Loan proceeds, until the Anticipated Repayment Date (as hereinafter defined) interest shall accrue on the OPB at a rate 6.78 percent (6.78%) per annum ("INITIAL INTEREST RATE"). From and after the Anticipated Repayment Date (as hereinafter defined), interest shall accrue on the OPB at a rate equal to the greater of: (i) Initial Interest Rate plus two (2) percent per annum; or (ii) the Treasury Rate for the week ending prior to the Anticipated Repayments Date plus two (2) percent per annum ("ADJUSTED INTEREST RATE"). As used in this Note, the term "Interest Rate" shall mean the Initial Interest Rate or the Adjusted Interest Rate, as applicable. From and after Anticipated Repayment Date, interest shall accrue on the OPB at the Adjusted Interest Rate. Interest accrued at the Adjusted Interest Rate and not paid pursuant to this Section shall be deferred and added to the OPB of this Note (together with all accrued interest thereon) and shall earn interest at the Adjusted Interest Rate to the extent permitted by applicable law (such accrued interest, together with any together with any interest accrued thereon is hereinafter defined as "ACCRUED INTEREST"). All of the OPB, including and Accrued Interest, shall be due and payable on the Maturity Date.

         25.2 PREPAYMENT RESTRICTIONS. Section 9(a) is amended in its entirety to provide as follows: Voluntary prepayment of this Note is prohibited except during the last 243 months of the term when prepayment may be made in whole, but not in part, without payment of any payment premium or penalty on any Monthly Payment Date.

         Borrower's right to cause a Defeasance (as hereinafter defined) in accordance with Section 9(b) shall end on the Anticipated Repayment Date (as hereinafter defined). In the tenth line of Section 9(b)(i)(C)(1), and the final line of Section 9(b)(i)(C)(3), and the sixth line of Section 9(b)(i)(C)(5), and the twenty-first line of Section 9(c), and the last line of Section 9(c) the phrase "Maturity Date" is deleted and the phrase "Anticipated Repayment Date" is substituted therefor.

         25.3 HYPERAMORTIZATION. Contemporaneously herewith, Borrower has executed a Collection and Disbursement Agreement (the "DISBURSEMENT AGREEMENT"). The Disbursement Agreement provides that all sums deposited on the Disbursement Account shall be applied as set forth therein. From and after the Anticipated Repayment Date, provided no Event of Default has occurred and is continuing and no event has occurred which, with the passage of time, notice or both, would constitute an Event of Default, all funds in the Disbursement Account shall be disbursed, unless Lender in its reasonable discretion determines otherwise, by Lender from such account in accordance with Section 3 of the Disbursement Agreement.

         25.4 SECURITY FOR NOTE. The fourth line of Section 3 is hereby modified by deleting "or others" and substituting "and/or indemnitors" therefor.

         25.5 FINANCIAL STATEMENT REPORTING DEPOSIT. Notwithstanding any provision to the contrary herein, the provisions of Section 4 are hereby waived so long as the following conditions precedent remain satisfied: (i) Borrower shall have remained in strict compliance with the financial reporting requirements set forth in the Security Instrument for the immediately preceding year; and (ii) no Event of Default shall have occurred and be continuing. If either of the foregoing conditions are, at any time, not satisfied, the provisions of Section 4 shall immediately be reinstated.

         25.6 DEFAULT RATE. The first line of Section 7 is hereby modified by deleting "Upon the occurrence" and substituting therefor: "During the continuance".

         25.7 ENFORCEMENT AND DEFENCE EXPENSES. The second line of Section 8 is hereby modified by inserting "reasonable" between "all" and "expenses".

         Notwithstanding any provision in Section 8 to the contrary, Borrower shall not be responsible for the costs and expenses of protecting or enforcing the Security Instrument and other Loan Documents if, but only if, said costs and expenses arise due to Lender's gross negligence or willful misconduct.

         25.8 DEFEASANCE. The second line of Section 9(b)(i) is hereby modified by deleting "exists" and substituting "is continuing" therefor.

         The third line of Section 9(b)(i)(B) is hereby modified by inserting "reasonable" between "all" and "costs".

         The second line of Section 9(b)(i)(C) is hereby modified by deleting "sole" and substituting "reasonable" therefor.

         The second line of Section 9(b)(i)(C)(2) is hereby modified by deleting "sole" and substituting "reasonable" therefor.

         The seventh line of Section 9(b)(i)(C)(2) is hereby modified by deleting "sole" and substituting "reasonable" therefor.

         The second line of Section 9(b)(i)(C)(5) is hereby modified by deleting "sole" and substituting "reasonable" therefor.

         The second, fourth and sixth lines of Section 9(b)(i)(C)(7) are hereby modified by deleting "sole" and substituting "reasonable" therefor.

         The first line of Section 9(b)(i)(C)(7)(b) is hereby modified by inserting "reasonable" between "all" and "costs".

         25.9 BORROWER'S WAIVERS. The seventh line of Section 16 is hereby modified by inserting "otherwise" and substituting "shall" and "modify".

         The eighth line of Section 16 is hereby modified by inserting "otherwise" between "or" and "affect".

         25.10 NOTICES. In addition to the requirements of Section 19 hereof, Lender shall use reasonable efforts to provide a courtesy copy of any notice required or permitted to be given by Lender to Borrower hereunder to the following addressees:

Chief Financial Officer of Borrower
c/o Ramco-Gershenson Properties Trust
27600 Northwestern Highway, Suite 200
Southfield, Michigan 48034

Alan M. Hurvitz
Honigman Miller Schwartz & Cohn LLP
32270 Telegraph Road, Suite 225
Bingham Farms, Michigan 48025-2457
Phone: 248/566-8454
Fax: 2487/566-8455

         Lender's failure to send such courtesy copies shall not impair the effect of the notice sent to Borrower.

         25.11 NONRECOURSE. Section 21 is hereby deleted and the following substituted therefor:

    "(a) Notwithstanding anything in the Loan Documents to the contrary, but subject to the qualifications hereinbelow set forth, Lender agrees that (i) Borrower shall be liable upon the indebtedness evidenced hereby and for the other obligations arising under the Loan Documents to the full extent (but only to the extent) of the Property, (ii) if default occurs in the timely and proper payment of all or any part of such indebtedness evidenced hereby or in the timely and proper performance of the other obligations of Borrower under the Loan Documents, any judicial proceedings brought by Lender against Borrower shall be limited to the preservation, enforcement and foreclosure, or any thereof, of the liens, security titles, estates, assignments, rights and security interests now or at any time hereafter securing the payment of this Note and/or the other obligations of Borrower under the Loan Documents, and confirmation of any sale under power of sale, and no attachment, execution or other writ of process shall be sought, issued or levied upon any assets, properties or funds of Borrower or its managers or members other than the Property except with respect to the liability described below in this Section, and (iii) in the event of a foreclosure of such liens, security titles, estates, assignments, right or security interests securing the payment of this Note and/or the other obligations of Borrower under the Loan Documents, whether by judicial proceedings or exercise of power of sale, no judgment for any deficiency upon the indebtedness evidenced hereby shall be sought or obtained by Lender against Borrower, except with respect to the liability described below in this Section; provided, however, that notwithstanding the foregoing provisions of this Section, Borrower shall be fully and personally liable and subject to legal action (a) for proceeds paid under any insurance policies (or paid as a result of any other claim or cause of action against any person or entity) by reason of damage, loss or destruction to all or any portion of the Property, to the full extent of such proceeds not previously delivered to Lender, but which, under the terms of the Loan Documents, should have been delivered to Lender, (b) for proceeds or awards resulting from the condemnation or other taking in lieu of condemnation of all or any portion of the Property, or any of them, to the full extent of such proceeds or awards not previously delivered to Lender, but which, under the terms of the Loan Documents, should have been delivered to Lender, (c) for all tenant security deposits or other refundable deposits paid to or held by Borrower or any other person or entity in connection with leases of all or any portion of the Property which are not applied in accordance with the terms of the applicable lease or other agreement, (d) for rent and other payments received from tenants under leases of all or any portion of the Property paid more than one (1) month in advance and not otherwise paid towards debt service under the Loan, paid to Lender or applied towards the ordinary and necessary operating expenses of owning and operating the Property, (e) for rents, issues, profits and revenues of all or any portion of the Property received or applicable to a period after any notice of default (and during the continuance of said default) from Lender hereunder or under the Loan Documents in the event of any default by Borrower hereunder or thereunder which are not either applied to the ordinary and necessary expenses of owning and operating the Property or paid to Lender, (f) for damage to the Property as a result of the intentional misconduct or gross negligence of Borrower or any of its principals, officers, managers, members or general partners, or any removal of all or any portion of the Property in violation of the terms of the Loan Documents, to the full extent of the losses or damages incurred by Lender on account of such damage or removal, (g) for Borrower's failure to pay any valid taxes, assessments, mechanic's liens, materialment's liens or other liens which could create liens on any portion of the Property which would be superior to the lien or security title of the Security Instrument or the other Loan Documents, to the full extent of the amount claimed by such lien claimant,
(h) for all obligations and indemnities of Borrower under the Loan Documents relating to hazardous or toxic substances or compliance with the environmental laws and regulations to the full extent of any losses or damages (including those resulting from diminution in value of any Property) incurred by Lender as a result of the existence of such hazardous or toxic substances or failure to comply with environmental laws or regulations, (i) for failure to pay, in accordance with the terms of the Loan Documents, the Taxes and Insurance Premiums (as defined in the Security Instrument) attributable to the (A) the premises demised by that certain lease between Publix Super Markets, Inc. and Borrower dated July 17, 1989 (the "PUBLIX LEASE") and (B) the premises demised by that certain lease between Walgreen Co. and Borrower dated February 9, 1990 (the "WALGREENS LEASE"), (j) for fraud or material misrepresentation by Borrower or any of its principals, officers, managers, members or general partners, any guarantor, any indemnitor or other person authorized or apparently authorized to make statement or representations on behalf of Borrower, any principal, officer, manager, member or partner of Borrower, any guarantor or any indemnitor, to the full extent of any losses, damages and expenses of Lender on account thereof.

         b. Notwithstanding anything to the contrary in the provisions of subsection (a) of this section, nothing contained in this section shall (i) be deemed to be a release or impairment of the indebtedness evidenced by this Note or the other obligations of Borrower under the Loan Documents or the lien of the Loan Documents upon the Property, or (ii) preclude Lender from foreclosing the Loan Documents in case of any default or from enforcing any of the other rights of Lender except as stated in this section, or (iii) limit or impair in any way whatsoever the Environmental Indemnity Agreement of even date executed and delivered in connection with the indebtedness evidenced by this Note or release, release, reduce, waive or impair in any way whatsoever,any obligation or any party to such Environmental Indemnity Agreement.

         c. Notwithstanding anything to the contrary in the provisions of subsection (a) of this section, Lender shall be entitled to recover a deficiency judgement against Borrower and any general partner, and Borrower and any general partner of Borrower shall be personally liable for the Debt, if the Property or any part thereof shall at any time hereafter through he actions of Borrowers, become property of the estate, or an asset in a bankruptcy, insolvency, receivership, liquidation, winding up, or other similar type or proceeding or if Borrower shall at any time hereafter make a general assignment for the benefit of its creditors.

         d. Nothing herein shall be deemed to constitute a waiver by Lender of any right which Lender may have under Sections 506(b), 1111(b) or any other provisions of the United State Bankruptcy Code to file a claim for the full amount of the Debt or to require that all collateral shall continue to secure all of the Debt.

         Intending to be fully bound, Borrower has executed this Note effective as of the day and year first above written

BORROWER:       RAMCO/CORAL CREEK, LLC,
                a Michigan limited liability company
                                                                        (SEAL)
                By:     RAMCO/CORAL CREEK MANAGER, LLC,
                        a Michigan limited liability company, Manager

                        By:     RAMCO-GERSHENSON PROPERTIES, L.P.,
                                a Delaware limited partnership, Member

                                By:     RAMCO-GERSHENSON PROPERTIES
                                        TRUST, a Maryland real estate investment
                                        Trust, General Partner




                                        By: /s/ Dennis Gershenson
                                           -------------------------------------
                                                PRESIDENT
                                        Its:
                                            ------------------------------------

WITNESSES:

/s/ Terra L. Stenerson
--------------------------
Name: Terra L. Stenerson
     ---------------------

Date: 6/4/02
     ---------------------

/s/ Catherine Clark
--------------------------
Name: Catherine Clark
     ---------------------

Date: 6/4/02
     ---------------------

    Pay to the order of                                 , without recourse.
                        --------------------------------

                                KEYBANK NATIONAL ASSOCIATION, a
                                national banking association



                                By:
                                   ------------------------------------------
                                Print Name:
                                           ----------------------------------
                                Print Title:
                                            ---------------------------------

         STATE OF Michigan       )
                                 )ss.
         COUNTY OF Wayne         )

                  The foregoing instrument was acknowledged before me this 4th day of June, 2002, by Dennis Gershenson, President of Ramco-Gershenson Properties Trust, a Maryland real estate investment Trust, General Partner of Ramco-Gershenson Properties, L.P., a Delaware limited partnership, Member of Ramco/Coral Creek Manager, LLC, a Michigan limited liability company, Manager of Ramco/Coral Creek, LLC, a Michigan limited liability company and on behalf of Ramco/Coral Creek, LLC, a Michigan limited liability company. He is personally known to me or has produced Drivers License as identification.

                                      /s/ Stephanie Hall
                                      ------------------------------------------
                                      Signature of person taking acknowledgment

                                      Stephanie Hall
                                      ------------------------------------------
                                      Name, typed, or printed or stamped

                                      Notary
                                      ------------------------------------------
                                      Title or rank


                                      --------------------------------------
                                      Serial number if any